EX-32                                               SECTION 1350 CERTIFICATION

                         SECTION 1350 CERTIFICATION

In connection with the Annual Report of ParaFin Corporation
(formerly known as E.T. Corporation) ("Company") on Form 10-KSB/A for the fiscal year ended September 30, 2003 as filed with the Securities and Exchange Commission ("Report"), the undersigned, in the capacities and on the dates indicated below, hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350) that to their knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: November 5, 2004                /s/  Sidney B. Fowlds
                                       Sidney B. Fowlds, President


Dated: November 5, 2004                /s/  Anthony V. Feimann
                                       Anthony V. Feimann,
                                       Secretary/Treasurer